UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Orbsat Corp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Orbsat Corp

18851 N.E. 29th Ave., Suite 700

Aventura, FL 33180

To the Stockholders of Orbsat Corp

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Orbsat Corp (the “Company”). The Annual Meeting will be held virtually at 1:00 p.m. Eastern Time on December 16, 2021, or at such other time or such other date to which the meeting may be adjourned. In the interest of public health, and due to the continuing public health impact of the coronavirus pandemic (“COVID-19”), we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

We have prepared a proxy statement with detailed information about the matters that will be covered at the Annual Meeting. We urge you to read the proxy statement carefully.

If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.orbsat.vote and entering the 12-digit control number included on your Proxy Card. If you are a beneficial owner of shares held in street name, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on December 14, 2021. You will be able to vote your shares at the meeting by going to www.orbsat.vote and entering the same control number used to enter the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Only shareholders who held shares at the close of business on the record date, October 22, 2021, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, by telephone, or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We look forward to seeing you virtually on December 16, 2021.

Very truly yours,

Orbsat Corp

By:	/s/ Charles M. Fernandez
Charles M. Fernandez
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on December 16, 2021.

Electronic copies of the Notice of Annual Stockholder Meeting, our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) are available online at www.orbsat.vote.

Orbsat Corp

18851 N.E. 29th Ave., Suite 700

Aventura, FL 33180

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 16, 2021

TO THE STOCKHOLDERS OF ORBSAT CORP:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Orbsat Corp (the “Company”) will be held on December 16, 2021, at 1:00 p.m. Eastern Time. Due to the continuing public health impact of the coronavirus pandemic (“COVID-19”), we have determined that the Annual Meeting will be held in a virtual meeting format via the Internet. The Annual Meeting will be a virtual meeting that is to be held as a listen-only conference call accessible by calling 877-407-3088 (toll free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

At the Annual Meeting, the items of business to be voted on are:

1.	To elect seven Board nominees to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

3.	To approve the Company’s Amended and Restated 2020 Equity Incentive Plan and awards previously granted under the 2020 Equity Incentive Plan.

4.	To approve the Company’s 2021 Incentive Award Plan.

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

6.	To recommend, by a non-binding advisory vote, the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

7.	To approve a certificate of amendment to our Amended and Restated Articles of Incorporation to changing our name to NextPlat Corp.

8.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, Proposal 4 or Proposal 7.

9.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Company at the close of business on October 22, 2021 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting. This Notice of Annual Meeting of Stockholders and proxy statement, along with a proxy card, was first mailed on or about November 19, 2021 to our stockholders of record as of the Record Date. These materials and our Annual Report on Form 10-K for the year ended December 31, 2020 are also available electronically at www.orbsat.vote.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly by telephone or via the Internet, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

By Order of the Board of Directors,

ORBSAT CORP

/s/ Charles M. Fernandez
Aventura, Florida	Charles M. Fernandez
November 19, 2021	Chief Executive Officer

i

TABLE OF CONTENTS

(continued)

ii

ORBSAT CORP
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 16, 2021

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Orbsat Corp, a Nevada corporation (“Orbsat,” the “Company,” “we,” or “our”), for use at the Annual Meeting of the Company’s stockholders to be held on December 16, 2021, at 1:00 P.M. Eastern Time, and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (toll free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. We recommend that you submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	To elect seven Board nominees to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

3.	To approve the Company’s Amended and Restated 2020 Equity Incentive Plan and awards previously granted under the 2020 Equity Incentive Plan.

4.	To approve the Company’s 2021 Incentive Award Plan.

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

6.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

7.	To approve a certificate of amendment to our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) changing our name to NextPlat Corp.

8.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, Proposal 4 or Proposal 7.

9.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

1

WHO MAY ATTEND THE ANNUAL MEETING AND HOW TO ATTEND?

Our Board has fixed the close of business on October 22, 2021, as the record date for a determination of stockholders of Orbsat common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Record holders and beneficial owners may attend the Annual Meeting (via phone call). Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Access an audio-only conference call by calling 877-407-3088 (toll free) or +1 877-407-3088 (International);

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the special meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on December 14, 2021. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.

●	Shareholders may submit live questions on the conference line while attending the virtual Annual Meeting.

HOW DO I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING?

If you were a shareholder of record at the close of business on the Record Date, you can participate and vote your shares in the Annual Meeting by visiting www.orbsat.vote and entering the 12-digit control number included on your Proxy Card.

If you were a beneficial owner of shares held in street name at the close of business on the Record Date, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on December 14, 2021. You will be able to vote your shares at the meeting by going to www.orbsat.vote and entering the same control number used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

On the Record Date, we had 6,479,263 shares of issued and outstanding shares of Orbsat common stock entitled to vote at the Annual Meeting.

HOW DO I VOTE WITHOUT PARTICIPATING IN THE ANNUAL MEETING?

Shareholders of record may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet. The website address for Internet voting is www.orbsat.vote.

2.	By Email. Mark, date, sign and email the enclosed Proxy Card to proxy@equitystock.com.

3.	By Mail. Mark, date, sign and mail promptly the enclosed Proxy Card (a self-addressed envelope is provided for your convenience for mailing in the United States).

4.	By Fax. Mark, date, sign and fax the enclosed Proxy Card to 646-201-9006.

2

If you vote by Internet, fax or email, please do not mail your Proxy Card.

Because of possible delays with the mail, we recommend you use the Internet or Fax to vote. If you are a beneficial owner of shares held in street name, you must email to proxy@equitystock.com a legal proxy from your nominee authorizing you to vote your shares at least 2 business days prior to the Annual Meeting. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above.

HOW DO I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) are available online at www.orbsat.vote.

WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (toll free) or email proxy@equitystock.com.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on December 16, 2021. The presence in person or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	“FOR” each of the seven nominees for election to our Board of Directors.

2.	“FOR” the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	“FOR” approval of the Company’s Amended and Restated 2020 Equity Incentive Plan and awards previously granted under the 2020 Equity Incentive Plan.

4.	“FOR” approval of the Company’s 2021 Incentive Award Plan.

5.	“FOR” approval of the advisory (non-binding) resolution approving the compensation of the Company’s named executive officers.

6.	“FOR” “ONE YEAR” as the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

7.	“FOR” approval of a certificate of amendment to our Articles of Incorporation changing our name to NextPlat Corp.

8.	“FOR” authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, Proposal 4 or Proposal 7.

9.	In their discretion, upon such other matters as may property come before the meeting.

3

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK OR OTHER AGENT, WILL MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES FOR ME?

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Orbsat or by voting in person (which would include presence at a virtual meeting) at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your broker, bank or other agent.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person (which would include presence at the virtual meeting) at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the seven nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

4

Proposal 3: Approval of the Company’s Amended and Restated 2020 Equity Incentive Plan and awards previously granted under the 2020 Equity Incentive Plan.

The approval of Proposal 3 requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 4: Approval of the Company’s 2021 Incentive Award Plan.

The approval of Proposal 4 requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 5: Approval of the advisory resolution approving the compensation of our named executive officers.

The approval of proposal 5 requires the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 6: Recommendation by a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers.

You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. The alternative (every “1 Year”, “2 Years” or “3 Years”) receiving the highest number of votes cast in person or by proxy will be considered the frequency recommended by our stockholders. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Proposal 7: Approval of a certificate of amendment to our Articles of Incorporation changing our name to NextPlat Corp.

The approval of Proposal 7 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote (i.e., holding at least a majority of the voting power of all outstanding shares of common stock) at the Annual Meeting. Abstentions and broker non-votes will be counted as votes against the proposal.

Proposal 8: Authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, Proposal 4 or Proposal 7.

The approval of Proposal 8 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our certificate of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements.

5

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

WHERE ARE ORBSAT’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of Orbsat are located at 18851 NE 29th Avenue, Suite 700, Aventura, FL 33180 and our telephone number is (305) 560-5355.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT ORBSAT?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Orbsat, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of October 22, 2021, regarding beneficial ownership of our common stock by:

●	each of our directors;

●	each of our named executive officers;

●	all directors and executive officers as a group; and

●	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Name and Address of Beneficial Owner (1)	Number of Shares (2)		Percent of Class(2)
Directors and Executive Officers (including Named Executive Officers)
Kendall Carpenter†	-		*
Louis Cusimano†	-		*
Hector Delgado†	15,406	(3)	*
Douglas S. Ellenoff†	365,000	(4)	5.38%
Charles M. Fernandez†	1,231,940	(5)	17.40%
John Miller†	-		*
David Phipps†‡	373,324	(6)	5.51%
Paul R. Thomson+	35,000	(7)	*
Thomas Seifert‡**	3,023	(8)	*
Theresa Carlise‡	14,981	(9)	*
Andrew Cohen+	35,000	(10)	*
Directors and current Executive Officers as a Group (10 persons)	2,070,651		29.87%

5% Stockholders(11)
Roland Palmer (12)	900,000	(13)	12.99%

* Indicates beneficial ownership of less than 1% of the outstanding common stock

† Director

+ Executive Officer

‡ Named Executive Officer

**Former Executive Officer

6

(1) Unless otherwise indicated in the footnotes, the address of the beneficial owners is c/o Orbsat Corp, 18851 N.E. 29th Ave., Suite 700, Aventura, Florida 33180.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by him or her within 60 days from October 22, 2021 upon the exercise of options, warrants or other convertible securities. Percentage is based on 6,479,263 shares of common stock outstanding as of October 22, 2021.

(3) Represents (i) 4,360 shares of common stock, and (ii) 11,046 shares of common stock issuable upon exercise of options.

(4) Represents (i) 65,000 shares of common stock and (ii) options to purchase 300,000 shares of common stock that are currently exercisable.

(5) Represents (i) 631,940 shares of common stock and (ii) warrants to purchase 600,000 shares of common stock that are currently exercisable. Does not include a 600,000 share stock award granted on May 27, 2021, that vests in three equal tranches on the first, second and third year anniversaries of the grant and which are held indirectly through eApeiron Partners, LLC. Mr. Fernandez is owner and manager of eApeiron Partners, LLC.

(6) Represents (i) 71,990 shares of common stock, and (ii) 301,334 shares of common stock issuable upon exercise of options.

(7) Represents (i) 10,000 shares of common stock and (ii) 25,000 shares of common stock issuable upon exercise of options

(8) Represents 23 shares of common stock and (ii) 3,000 shares of common stock issuable upon exercise of options. The shares and options are held directly by Rocky Mountain Advisors, of which Mr. Seifert has sole dispositive power. Does not include options to acquire shares of common stock that were terminated in connection with the termination of Mr. Seifert’s employment on June 22, 2021.

(9) Represents (i) 12,437 shares of common stock and (ii) 2,544 shares of common stock issuable upon exercise of options.

(10) Represents (i) 10,000 shares of common stock and (ii) 25,000 shares of common stock issuable upon exercise of options

(11) Based on the contents of statements filed with the SEC by our stockholders, we do not believe that any stockholders other than Messrs. Fernandez, Phipps and Palmer are beneficial owners of more than five percent of our common stock.

(12) The address of the beneficial owner is Vossiusstraat 44-M, Amsterdam, Netherlands 1071 AJ.

(13) Represents (i) 450,000 shares of common stock and (ii) warrants to purchase 450,000 shares of common stock that are currently exercisable.

7

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of October 22, 2021. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Position

Kendall Carpenter	65	Director
Louis Cusimano	74	Director
Hector Delgado	52	Director
Douglas S. Ellenoff	61	Vice Chairman and Chief Business Development Strategist
Charles M. Fernandez	59	Executive Chairman and Chief Executive Officer
John Miller	80	Director
David Phipps	55	Director and President of Orbsat. Chief Executive Officer of Global Operations
Paul R. Thomson	65	Executive Vice President and Chief Financial Officer
Theresa Carlise	63	Chief Accounting Officer, Treasurer and Secretary
Andrew Cohen	59	Senior Vice President of Operations

Set forth below is biographical information about each of the individuals named in the tables above:

Kendall W. Carpenter, Director, 65, was appointed to the Board of Directors on May 28, 2021. From 2006 to 2019, Ms. Carpenter has held the offices of CFO, Executive Vice-President of ComSovereign Holding Corp. (COMS), a Nasdaq company in the aviation industry, where she has been responsible for the matters of SEC compliance and reporting, accounting, audit, banking, HR and benefits, payroll, corporate administration, board governance, legal, contracts and risk management. Ms. Carpenter holds a Bachelor’s degree in Accounting from Oklahoma State University, and a CPA license in the State of Oklahoma; she is also a Certified Management Accountant (CMA) and Chartered Global Management Accountant (CGMA). Ms. Carpenter was chosen to serve as a director of the Company based on her leadership positions in public companies as well as her expertise in compliance and finance.

Louis Cusimano, Director, 74, was appointed to the Board of Directors on May 28, 2021. Mr. Cusimano’s dual career with the Federal Aviation Administration (FAA) and the United States Air Force Reserve (USAF) spanned three decades of continuous service. Prior to retiring from the FAA in May 2003, Mr. Cusimano was a Senior Executive and Deputy Director of the FAA’s Flight Standards Service. In this role, in addition to day-to-day oversight, his responsibilities included maintaining close and continuous liaison with representatives of Congress, the aviation industry, including interest groups; the general public, all air carriers, the national military establishment, other Federal agencies, and foreign flight operations, and airworthiness authorities. Over the course of his career at the FAA, he held a number of key management positions including serving at “Acting Director” and as the Division Manager of the Air Transportation Division and Certification and Surveillance Division. He also served the FAA in executive level management positions as Division Manager of the Safety Programs Division within FAA’s Office of Systems Safety which reported directly to the Administrator of the FAA. Mr. Cusimano’s parallel career as an Air Force officer and pilot spanned 30 years of service, culminating with attaining the rank of full colonel, and retiring as Wing Commander, 459th Airlift Wing. He was senior ranking officer in charge of over 1,400 reservists and nine C-141B/C strategic airlift aircraft which conducted world-wide combat airlift and airlift support missions for the Air Mobility Command. He is a highly decorated officer and retired with honors on June 1, 2000. Mr. Cusimano holds an airline transport pilot certificate, flight engineer certificate, and flight instructor certificate with fixed wing, rotorcraft, and instrument instructor ratings. He is also a certified A&P Mechanic with Inspector Authorization authority. He earned a Bachelor of Arts degree in experimental psychology from Hofstra University in 1969 and he completed National Security Management School in 1987. He has held top secret clearances at the FAA and with the Air Force. Mr. Cusimano is certified as an ISO-9000:2000 Auditor with the International Register of Certificated Auditors. Mr. Cusimano was chosen to serve as a director because of his more than 35 years of experience in government and professional roles including as Acting Director of the FAA.

Hector Delgado, Director, 52, was appointed to the Board of Directors on May 27, 2015. Mr. Delgado is currently the Executive Officer of the Naval Reserve Special Operations Command South (SOCSOUTH) Detachment 108. Mr. Delgado has served as the President of ASR Alert Systems since 2018. He previously served as a Special Agent in the United States Department of Homeland Security from 1995 to 2018 and as the Managing Member of ISR Strategies, LLC, a full-service security consulting company, since 2010. He is a United States Navy SEAL with active and reserve service for over twenty-eight years. In 2006, he was mobilized and served a combat tour in Ramadi, Iraq with SEAL Team THREE receiving a Navy Commendation Medal with Combat “V”. He has served with SEAL Teams TWO, THREE, FOUR, EIGHTEEN and Special Operations Command Central and South. Mr. Delgado has participated in tours of duty in the Middle East, Europe, Africa and South America. He has also served as an adjunct instructor at the United States Merchant Marine Academy teaching maritime security and conducting International Ship Security Code (ISPS) training and assessments. Mr. Delgado was appointed to serve as a director of the Company based on his leadership and entrepreneurial experience and particular familiarity with the military and governmental agencies.

8

Douglas S. Ellenoff, Director, Vice Chairman and Chief Business Development Strategist, 61, was appointed to the Board of Directors as Vice Chairman and as the Company’s Chief Business Development Strategist on August 24, 2021. Mr. Ellenoff is the founder and a partner at Ellenoff Grossman & Schole LLP, a law firm based in NYC with more than 120 professionals, and he is a corporate and securities attorney with a focus in business transactions, mergers and acquisitions and corporate financings. Mr. Ellenoff has represented companies in connection with their initial public offerings, secondary public offerings, PIPEs, crowdfunding, regulatory compliance, as well as strategic initiatives and general corporate governance matters. Mr. Ellenoff has established his firm as a leader in several alternative finance programs, including SPACs, PIPEs, RDs and Crowdfunding. Along with other members of his Firm, Mr. Ellenoff has been involved at various stages with over 300 SPACs and numerous associated SPAC business combinations. Ellenoff Grossman & Schole LLP was founded in 1992. Mr. Ellenoff is also a Managing Member at ESQVest LLP, a venture capital firm that invests in early-stage legal technology companies, since its founding in 2014. Mr Ellenoff’s broad experience in capital markets and corporate governance matters brings significant expertise in these areas to our Board of Directors.

Charles M. Fernandez, Director, Executive Chairman and Chief Executive Officer, 59, has served as the Company’s Executive Chairman since May 28, 2021 and its Chief Executive Officer since June 2, 2021. Mr. Fernandez was a co-founder and the Chairman of Kempstar (a large-scale marketer of energy and agricultural commodities) from November 2015 through June 2020; a member of the Supervisory Board of Smartrac (a RFID products and IoT solutions) from January 2019 through March 2020; Chief Executive Officer of eApeiron Solutions (a brand protection and e-commerce company) from June 2016 through December 2018; served as the founder and Chief Investment Officer of Barnstar Funds, LP (a fund established in 2012 for investment in special situations across the capital markets) from October 2012 through March 2016; and co-founder and Chairman of Lakeview Health Systems, LLC (a private pay, specialized hospital company) from December 2003 through December 2012. Mr. Fernandez was chosen to serve as a director of the Company based on his 30 years’ experience identifying profitable start-up and dislocation opportunities, building significant value and executing both private and public exit strategies.

John E. Miller, Director, 80, was appointed to the Board of Directors on May 28, 2021. Lieutenant General (Retired) John E. Miller served over 34 years in the US Army. Commissioned as an Infantry Officer, he served in line units, staff positions and Army Schools. He had multiple assignments at the US Army Command and General Staff College where he taught Tactics and Wargaming Instructor and served as the Deputy Commandant and later Commandant. Mr. Miller has served as the owner/consultant at Miller Analytics, LLC since September 2007. Miller previously served as a member of the board of directors of Drone Aviation Holding Corp. from December 2017 to November 2019. He holds a Bachelor’s degree in Mathematics from Missouri State University and a Master’s degree in Operations Research from Georgia Tech. He is also a graduate of the Army Command and General Staff College and the Army War College. Miller also attended Executive Development programs at Yale University, the Menninger Foundation and Leadership at the Peak, Denver, CO. Mr. Miller was chosen to serve as a director of the Company based on his leadership, his knowledge of and relationships in aerospace industries, and his familiarity with the military and governmental agencies.

David Phipps, Director, President of Orbsat and Chief Executive Officer of Global Operations, 55. Mr. Phipps has served as the Chief Executive Officer of Global Operations since June 2, 2021, and as the Managing Director of the Company’s wholly owned UK subsidiary, Global Telesat Communications LTD (“GTC”), since 2008. He served as the President of the Company since February 19, 2015 and as a member of the Board since February 24, 2015, and Chairman of the Board from February 24, 2015 until May 23, 2021 and Chief Executive Officer of the Company from February 25, 2015 to June 5, 2021. He has over 20 years’ experience in the communications industry, during which time he has overseen acquisitions, mergers and capital raising activities, and has more than 35 years of experience of investment management, finance, and operational roles in several private and public companies. Mr. Phipps was chosen as a director of the Company based on his knowledge of and relationships in the global satellite communications business.

Paul R. Thomson, Executive Vice President and Chief Financial Officer, 65. Mr. Thomson has served as Executive Vice President of the Company since August 24, 2021, and as Chief Financial Officer of the Company since October 9, 2021. Mr. Thomson has over 43 years of finance and enterprise risk management experience, supporting corporate growth through operational restructuring and business transactions. Mr. Thomson spent twelve years in public accounting with Price Waterhouse in the UK, Venezuela and the United States before taking senior finance and risk management roles in the broadcast, multi-level marketing, commercial real estate and financial advisory industries. Mr. Thomson served as Chief Compliance Officer of Fairholme Capital Management, L.L.C. and Fairholme Funds, Inc. from 2008 to January 2020. Mr. Thomson was appointed to the position of Executive Vice President of the Company on August 24, 2021, and had previously provided consulting services to the Company for a period of one month in 2021 prior to his employment with the Company. Mr. Thomson holds a Bachelor of Arts in Engineering Science and Economics from Jesus College, Oxford University.

Theresa Carlise, Chief Accounting Officer, Treasurer and Secretary, 63. Ms. Carlise was appointed as the Company’s Chief Accounting Officer, Treasurer and Secretary on June 22, 2021. Ms. Carlise previously served as the Company’s Chief Financial Officer, Treasurer and Secretary from June 9, 2015 until the October 16, 2020 expiration of her CFO employment agreement with the Company. The Company retained her services on a non-exclusive basis as the Company’s Comptroller to facilitate the CFO transition until December 7, 2020. Prior thereto she served as a financial advisor to FTE Networks (OTCQX: FTNW), a provider of infrastructure services for the telecommunications and wireless sector, from May 2014 through March 2015, and as Chief Financial Officer and director from September 2011 through May 2014. Prior to FTE Networks, she served as the Chief Executive Officer, Chief Financial Officer and a director of CSI Consultants Inc., which provided information technology consulting and system design to the industrial and manufacturing sectors, from July 2010 to September 2011 and as Chief Financial Officer and a director of Las Vegas Railway Express, Inc. (OTCBB: LVRE), a developer of passenger rail transportation and related ancillary services, from December 2009 through July 2010. From October 2006 to November 2007, Ms. Carlise served as Chief Financial Officer of Shearson Financial Network, Inc., a direct-to-consumer mortgage banking company. From October 1986 to April 2003, Ms. Carlise served as Chief Financial Officer, senior vice president and a director of National Record Mart, Inc. (NASDAQ: NRMI) the fourth largest music retailer in the US, as according to number of retail locations, generating approximately $200 million annually, in 38 states, Hawaii and Guam. Ms. Carlise holds a Bachelor of Science in Finance with a Concentration in Monetary Economics, from Indiana University of Pennsylvania.

Andrew Cohen, Senior Vice President of Operations, 59. Mr. Cohen was appointed as the Company’s Vice President of Operations on October 9, 2021. Mr. Cohen has 35 years of experience in the private equity and real estate sectors. From 1996 through 2009, he was a Partner at Apollo Real Estate Advisors, where he was involved in the acquisition, financing, asset management and disposition of office, residential, retail and hospitality properties throughout the United States. From 2010 through 2016, he was a Managing Director of First Atlantic Real Estate, where he was head of U.S. investments for a Europe-based fund. Most recently, from 2017 to 2019, he was a Partner at Arel Capital, investing in multifamily assets on behalf of institutional and private investors. Mr. Cohen received his BA from Brown University and MBA from Columbia Business School.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

9

GOVERNANCE OF THE COMPANY

Our Board of Directors

Our Board of Directors oversees the business affairs of Orbsat and monitors the performance of management. Pursuant to our Bylaws, the Board of Directors shall consist of no less than one director. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2020 and acted by written consent in lieu of formal meetings during the year 2020. We believe that such interaction between fellow Board members and with management provided proper oversight of the Company. In preparation for the listing of the Company’ common stock and warrants on the Nasdaq Capital Market in May 2021, the Board established an Audit Committee, Compensation Committee and Nominating Committee in March 2021. The Board did not have a standing Audit Committee, Compensation Committee, or Nominating Committee prior to March 2021. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member (held during the period for which such director was in office).

Our Board is currently comprised of seven members, four of whom are independent directors per the NASDAQ Stock Market rules. We believe the size of our Board has been sufficient for a company of our size.

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

Our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that each of our directors, with the exception of David Phipps, Douglas Ellenoff and Charles M. Fernandez, are independent as defined under the Nasdaq Rules.

Board Committees

We have established a Nominating Committee, an Audit Committee and a Compensation Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees.

Audit Committee. The members of the Audit Committee are Kendall Carpenter, General Miller and Hector Delgado. Each member of the Audit Committee is independent as defined by the Nasdaq Rules. Kendall Carpenter is the Chairperson of the Audit Committee. In addition, each member of the Audit Committee satisfies the additional requirements of the SEC and Nasdaq Rules for audit committee membership, including the additional independence requirements and the financial literacy requirements. The Board has determined that at least one member of the Audit Committee, Ms. Carpenter, is an “audit committee financial expert” as defined in the SEC’s rules and regulations. The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee is responsible for selecting, compensating, overseeing and terminating the selection of our independent registered public accounting firm.

Nominating Committee. The members of the Nominating Committee are Kendall Carpenter, General Miller and Hector Delgado. Kendall Carpenter is the Chairperson of the Nominating Committee. Each member of the Nominating Committee is independent as defined by Nasdaq Rules. The primary functions and responsibilities of the Nominating Committee are to: (a) determine the qualifications, qualities, skills, and other expertise required to be a director; (b) identify and screen individuals qualified to become members of the Board; (c) make recommendations to the Board regarding the selection and approval of the nominees for director; and (d) review and assess the adequacy of our corporate governance policies and procedures.

10

Compensation Committee. The members of the Compensation Committee are Louis Cusimano, Kendall Carpenter and Hector Delgado. Louis Cusimano is the Chairperson of the Compensation Committee. Each member of the Compensation Committee is independent as defined by Nasdaq Rules. The Compensation Committee is responsible for, among other things, reviewing and making recommendations to the Board of Directors with respect to the annual compensation for our Chief Executive Officer. The Compensation Committee also is responsible for reviewing and making recommendations to the Board of Directors the annual compensation and benefits for our other executive officers. The Compensation Committee also, among other things, reviews compensation of the Board, reviews and makes recommendations on all new executive compensation programs that are proposed for adoption and administers the Company’s equity incentive plans. The Compensation Committee is responsible for reviewing director compensation for service on the Board and Board committees at least once a year and to recommend any changes to the Board.

Our Chief Executive Officer reviews the performance of our other executive officers (other than himself) and, based on that review, our Chief Executive Officer makes recommendations to the Compensation Committee about the compensation of executive officers (other than himself). Our Chief Executive Officer does not participate in any deliberations or approvals by the Board or the Compensation Committee with respect to his own compensation.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting and all of our directors at the time attended our prior annual meeting.

Board Leadership Structure and Role in Risk Oversight

Mr. Fernandez is our Chief Executive Officer, Executive Chairman and a director. The Board of Directors believes that Mr. Fernandez is best situated to serve as Executive Chairman because he will be the director most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Hector Delgado, our Lead Independent Director, brings experience, oversight and expertise from outside the Company and from a variety of industries, while the CEO brings extensive experience and expertise specifically related to the Company’s business. The Board of Directors believes that the current combined role of Chairman and CEO promotes strategy development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board of Directors believes the current combined role of Chairman and Chief Executive Officer, combined with having a lead independent director, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Our Board of Directors is primarily responsible for overseeing our risk management processes on behalf of the Company. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Hector Delgado serves as the Lead Independent Director of our Board. As Lead Independent Director, Mr. Delgado is responsible for, among other things:

●	providing leadership to the independent directors;

●	leading executive sessions of the Board’s independent directors;

●	serving as the principal liaison between the Chairman and the independent directors;

●	advising the Board on matters were there may be an actual or perceived conflict of interest;

●	approving all information sent to the Board and approving the agendas for all Board meetings; and

●	perform functions incidental or related to the foregoing.

11

Our Board believes that by maintaining a Lead Independent Director position, it has designed a governance structure that best advances Orbsat’s objectives, while maintaining proper checks and balances on senior management, and providing the independent members of the Board with open and transparent communication regarding our strategic planning activities.

Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating Committee, the Audit Committee and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Nominating Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to our Board of Directors at any annual meeting at which the Board has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairperson of the Nominating Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. The submission must be received at our principal executive offices 120 days prior to the anniversary date of the mailing date of our previous year’s proxy statement so as to permit the Board of Directors time to evaluate the qualifications of the nominee.

We have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions.

Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at Orbsat Corp, 18851 N.E. 29th Ave., Suite 700, Aventura, Florida 33180. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of Orbsat. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics that is applicable to the Company and to all our directors and officers and persons performing similar functions, including our principal executive officer and principal financial officer. A copy of the Company’s Code of Ethics may be obtained on our website at www.orbsat.com. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above. The inclusion of our website address in this prospectus does not include or incorporate by reference the information on our website into this prospectus.

12

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers (as defined in Item 402(m)(2) of Regulation S-K) for the fiscal years ended December 31, 2020 and December 31, 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
David Phipps President of Orbsat and Chief Executive Officer of Global Operations. Former* Chief Executive Officer and Chairman of Orbsat (3)	2020	$251,133	-	-	$455,000	-	-	$51,504	$757,637
	2019	$231,297	-	-	-	-	-	$52,455	$283,752

Thomas Seifert Former* Chief Financial Officer, Secretary and Treasurer (4)	2020	$23,558	-	-	$65,500	-	-	$-	$89,058
	2019	-	-	-	-	-	-	$-	$-

Theresa Carlise Chief Accounting Officer, Treasurer and Secretary. Former* Chief Financial Officer (5)	2020	$142,923	-	-	$14,200	-	-	$16,289	$173,412
	2019	$150,000	-	-	-	-	-	$18,911	$168,911

*For information regarding the Company’s current executive officers is provided above in the section entitled “Information About Directors and Executive Officers.”

(1) Amounts shown in the “Option Awards” column reflect the aggregate grant date fair value calculated in accordance with FASB ASC 718 for the respective fiscal year with respect to stock options granted to our named executive officers. Amounts reflect our accounting for these option grants and do not necessarily correspond to the actual values that may be realized by our named executive officers. The grant date fair values of these option grants were calculated at the grant date using the Black-Scholes option pricing model. The assumptions used for the valuations are set forth in Note 13 – Stockholders’ Equity in the Notes included in the Annual Report. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions. See the “Outstanding Equity Awards at Fiscal Year-End” table in this proxy statement and related notes for information with respect to stock options granted prior to fiscal 2019.

(2) Categories and values of awards reported in “All Other Compensation” are set forth in the following table:

Name	Year	Health Insurance Coverage ($)	Automobile Allowance ($)	Board of Director Compensation ($)	Total ($)
David Phipps	2020	$2,304	$13,200	$36,000	$51,504
	2019	2,055	14,400	36,000	52,455
Thomas Seifert	2020	-	-	-
	2019	-	-	-
Theresa Carlise	2020	10,289	6,000	-	16,289
	2019	11,711	7,200	-	18,911

13

(3) David Phipps has served as the Chief Executive Officer of Global Operations since June 2, 2021, and as the Managing Director of GTC since 2008. He has served as the President of the Company since February 19, 2015, as member of the Board since February 24, 2015, as Chairman of the Board from February 24, 2015 until May 23, 2021, and Chief Executive Officer of the Company from February 25, 2015 to June 5, 2021. For service as Chief Executive Officer in 2020, on August 21, 2020, Mr. Phipps was granted a ten-year option to purchase shares of common stock. The option is immediately exercisable into 80,000 shares of common stock at a purchase price of $1.00 per share. On December 31, 2020, Mr. Phipps was granted a ten-year option to purchase 300,000 shares of common stock, at an exercise price per $1.25 per share. We recognized a $455,600 expense in 2020 on the vesting of such options. In connection with Mr. Phipp’s service on the Board, Mr. Phipps received fees in the amount of $36,000, which were paid cash.

(4) Thomas Seifert was appointed Chief Financial Officer on October 19, 2020. On August 28, 2020, Rocky Mountain Advisors Corp, of which Mr. Seifert is a principal, was granted a ten-year option to purchase shares of common stock. The option was immediately exercisable into 3,000 shares of common stock at a purchase price of $1.00 per share. On December 31, 2020, Mr. Seifert was granted a ten-year option to purchase 50,000 shares of common stock, at an exercise price per $1.25 per share. We recognized a $65,500 expense in 2020 on the vesting of such options. Mr. Seifert was terminated as Chief Financial Officer on June 22, 2021 and the 50,000 options issued to Mr. Seifert were terminated.

(5) Theresa Carlise served as our Chief Financial Officer until October 19, 2020. On August 21, 2020, Ms. Carlise was granted a ten-year option to purchase shares of common stock. The option is immediately exercisable into 14,200 shares of common stock at a purchase price of $1.00 per share. We recognized a $14,200 expense in 2020 on the vesting of such options. Ms. Carlise returned to Company on June 22, 2021 to serve as Chief Accounting Officer, Treasurer and Secretary. On October 8, 2021, Ms. Carlise’s employment agreement was amended to extend the initial term of that agreement from one year to three years.

Narrative to Summary Compensation Table

Annual Base Salary

On June 14, 2018, the Company entered into a two-year Employment Agreement (“2018 Phipps Agreement”) with Mr. Phipps, with an automatic one-year extension. Under the terms of the 2018 Phipps Agreement, Mr. Phipps served as the Company’s Chief Executive Officer and President and received an annual base salary equal to the sum of $170,000 and £48,000 paid through our operating subsidiary, GTC. For the years ended December 31, 2019 and 2018, the £48,000 equivalent to USD is $61,293 and $62,219 and the yearly conversion rate is 1.276933 and 1.296229, respectively. The 2018 Phipps Agreement provided for a performance bonus based on exceeding our annual revenue goals and on our ability to attract new investment. The Agreement also provided for medical plan coverage, an auto allowance, paid vacation, and discretionary stock grants and option awards. In the event of termination without cause, termination as a result of a change in control, or resignation with good reason (as defined in the 2018 Phipps Agreement), Mr. Phipps was entitled to a severance equal to twice his base salary, the immediate vesting of all unvested options, and other benefits. As described below, the 2018 Phipps Agreement terminated in accordance with its terms on June 14, 2020, and Mr. Phipps and the Company subsequently entered into a new employment agreement.

Also, on June 14, 2018, the Company entered into a two-year Employment Agreement, with its then Chief Financial Officer, Theresa Carlise (the “2018 Carlise Agreement”). The 2018 Carlise Agreement provided for an automatic one-year extension. Under the terms of the 2018 Carlise Agreement, Ms. Carlise’s base salary was $150,000 per year and performance bonuses based on exceeding our annual revenue goals and on our ability to attract new investment. The 2018 Carlise Agreement also provided for medical plan coverage, an auto allowance, paid vacation, and discretionary stock grants and option awards. In the event of termination without cause, termination as a result of a change in control, or resignation with good reason (as defined in the 2018 Carlise Agreement), Ms. Carlise was entitled to a severance equal to twice her base salary, the immediate vesting of all unvested options, and other benefits. As described below, the 2018 Carlise Agreement terminated in accordance with its terms on June 14, 2020, and Ms. Carlise and the Company subsequently entered into a new employment agreement.

On March 13, 2020, the Company, David Phipps and Theresa Carlise, the Company’s Chief Executive Officer and Chief Financial Officer, respectively, executed waivers of the provisions in their respective employment agreements requiring prior written notice of non-renewal to the other party. As a result, their respective employment terms with the Company were not automatically extended as set forth in such employment agreements and terminated as of June 14, 2020. After a series of monthly extensions, Ms. Carlise’s agreement terminated October 19, 2020 and Mr. Phipp’s agreement was replaced with a new employment agreement on March 11, 2021. As described in more detail below, on June 5, 2021, the Company entered into a new three-year employment agreement with Mr. Phipps that replaced his existing employment agreement; and on June 22, 2021, the Company entered into a new employment agreement with Ms. Carlise with an initial term of one-year. On October 8, 2021, Ms. Carlise’s employment agreement was amended to extend the initial term of that agreement from one year to three years.

14

Long-Term Incentives

2018 Incentive Plan

On June 14, 2018, our Board of Directors approved the 2018 Incentive Plan (the “2018 Plan”). The purpose of the 2018 Plan is to provide a means for the Company to continue to attract, motivate and retain management, key employees, consultants and other independent contractors, and to provide these individuals with greater incentive for their service to the Company by linking their interests in the Company’s success with those of the Company and its shareholders. An award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company (as defined in the 2018 Plan) that; are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities. The 2018 Plan is administered by the Board or its Compensation Committee and may grant Options designated as Incentive Stock Options or Nonqualified Stock Options. The 2018 Plan provides that up to a maximum of 13,333 shares of the Company’s common stock (subject to adjustment) are available for issuance under the 2018 Plan. Subject to earlier termination in accordance with the terms of the 2018 Plan and the instrument evidencing the option, the maximum term of an incentive stock option shall not exceed ten years, and in the case of an incentive stock option granted to a Ten Percent Stockholder (as defined in the 2018 Plan), shall not exceed five years. Any portion of an option that is not vested and exercisable on the date of a plan participant’s Termination of Service (as defined in the 2018 Plan) shall expire on such date. In the event of a Change in Control (as defined in the 2018 Plan); all outstanding awards, other than performance shares and performance units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction (as defined in the 2018 Plan), such awards shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, only if and to the extent such awards are not converted, assumed or replaced by the Successor Company (as defined in the 2018 Plan).

Amended and Restated 2020 Equity Incentive Plan

On August 21, 2020, the Company’s Board of Directors approved and adopted the Company’s 2020 Equity Incentive Plan (the “2020 Plan”), which was subsequently amended and restated by the Board of Directors on August 10, 2021. The purpose of the amended and restated 2020 Plan (the “A&R 2020 Plan”) is to provide a means for the Company to continue to attract, motivate and retain management, key employees, directors and consultants. The A&R 2020 Plan is described in more detail in Proposal 3, pursuant to which we are seeking stockholder approval of the A&R 2020 Plan and awards previously granted under the 2020 Plan.

Equity Awards

The following table sets forth certain information concerning our outstanding options for our named executive officers at December 31, 2020.

15

Outstanding Equity Awards At Fiscal Year-End
Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Shares of Stock That Have Not Vested (#)	Market Value of Shares or Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Shares or Other Rights That Have Not Vested (#)
David Phipps	889	(1)	-	-	112.50	12/15/2026	-	-	-	-
	444	(1)	-	-	112.50	5/25/2027	-	-	-	-
	300,000		-	-	1.25	12/30/2030	-	-	-	-
	301,333
Thomas Seifert(1)	3,000		-	-	1.00	8/27/2030	-	-	-	-
	3,000
Theresa Carlise(2)	44		-	-	562.50	12/21/2025	-	-	-	-
	333		-	-	112.50	5/25/2027	-	-	-	-
	2,167		-	-	11.25	12/17/2023	-	-	-	-
	14,200		-	-	1.00	8/20/2030	-	-	-	-
	16,744

(1) Includes 3,000 options granted to Rocky Mountain Advisors, of which Mr. Seifert has sole dispositive power. Does not include 50,000 options awarded to Mr. Seifert, as he was terminated as Chief Financial Officer on June 22, 2021 and the options issued to Mr. Seifert were terminated.

(2) Does not include 1,000 shares of restricted stock that have since been issued.

Employment Agreements

Phipps Employment Agreement

On June 2, 2021, the Company to enter into a new three-year employment agreement with David Phipps, the Company’s President. The employment agreement with Mr. Phipps (the “2021 Phipps Agreement”) replaced his existing employment agreement and has an initial term of three-years. Pursuant to the 2021 Phipps Agreement, Mr. Phipps will serve as the serve as Presdent of the Company and Chief Executive Officer of Global Operations. The term will be automatically extended for additional one-year terms thereafter unless terminated by the Company or Mr. Phipps by written notice. Mr. Phipps’ annual base compensation is an aggregate of $350,000. The Company may increase (but not decrease his compensation during its term. In addition, Mr. Phipps will be entitled to receive an annual cash bonus if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board of Directors. Mr. Phipps is also entitled to participate in any other executive compensation plans adopted by the Board of Directors, and is eligible for such grants of awards under stock option or other equity incentive plans as the Compensation Committee of the Company may from time to time determine (the “Share Awards”). Share Awards will be subject to the applicable Plan terms and conditions, provided, however, that Share Awards will be subject to any additional terms and conditions as are provided therein or in any award certificate(s), which shall supersede any conflicting provisions governing Share Awards provided under the equity incentive plan. The Company is required to pay or to reimburse Mr. Phipps for all reasonable out-of-pocket expenses actually incurred or paid by Mr. Phipps in the course of his employment, consistent with the Company’s policy. Mr. Phipps will be entitled to participate in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans, including perquisites, if any, as the Company provides to its senior employees. The 2021 Phipps Agreement may be terminated based on death or disability of Mr. Phipps, for cause or without good reason, for cause or with good reason, and as a result of the change of control of the Company. The 2021 Phipps Agreement also contains certain provisions that are customary for agreements of this nature, including, without limitation, non-competition and non-solicitation covenants, indemnification provisions, etc. On August 7, 2021, the 2021 Phipps Agreement was amended in order to, among other things, (i) increase Mr. Phipps’ compensation to include a car allowance of $1,000 a month and (ii) clarify Mr. Phipps position to be President of Orbsat Corp and the Chief Executive Officer of Global Operations.

16

Seifert Employment Agreement

On June 2, 2021, the Company to enter into a new three-year employment agreement with Thomas Seifert, the Company’s former Chief Financial Officer. The employment agreement with Mr. Seifert (the “Seifert Agreement”) replaced his then existing employment agreement and has an initial term of three-years. Notwithstanding the foregoing, Mr. Seifert’s employment with the Company was terminated on June 22, 2021.

Under the terms of the Seifert Agreement, Mr. Seifert’s annual base compensation was an aggregate of $240,000. In addition, Mr. Seifert was entitled to receive an annual cash bonus if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board of Directors, which was to be adopted by the Compensation Committee annually. Mr. Seifert was also entitled to participate in any other executive compensation plans adopted by the Board of Directors, and was eligible for such grants of awards under stock option or other equity incentive plans as the Compensation Committee of the Company may from time to time determine (Share Awards). Share Awards are subject to the applicable Plan terms and conditions, provided, however, that Share Awards are subject to any additional terms and conditions as are provided in the Seifert Agreement or in any award certificate(s), which supersede any conflicting provisions governing Share Awards provided under the equity incentive plan. The Company is required to pay or to reimburse Mr. Seifert for all reasonable out-of-pocket expenses actually incurred or paid by Mr. Seifert in the course of his employment, consistent with the Company’s policy. Mr. Seifert was entitled to participate in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans, including perquisites, if any, as the Company provides to its senior employees. The Seifert Agreement may be terminated based on death or disability of the executive, for cause or without good reason, for cause or with good reason, and as a result of the change of control of the Company. The Seifert Agreement also contains certain provisions that are customary for agreements of this nature, including, without limitation, non-competition and non-solicitation covenants, indemnification provisions, etc. Mr. Seifert’s employment with the Company was terminated on June 22, 2021.

Carlise Employment Agreement

On June 22, 2021, the Company entered into an employment agreement with Ms. Carlise (the “2021 Carlise Agreement”). The 2021 Carlise Agreement has an initial term of one-year. The term of the 2021 Carlise Agreement will be automatically extended for additional one-year terms unless terminated by the Company or Ms. Carlise by written notice. Ms. Carlise’s annual base compensation is $180,000. The 2021 Carlise Agreement provides for medical plan coverage and an auto allowance. The Company may increase (but not decrease) her compensation during its term. In addition, Ms. Carlise will be entitled to receive an annual cash bonus if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board of Directors. Ms. Carlise is also entitled to participate in any other executive compensation plans adopted by the Board of Directors and is eligible for such grants of awards under stock option or other equity incentive plans as the Compensation Committee of the Company may from time to time determine (Share Awards). The Company is required to pay or to reimburse Ms. Carlise for all reasonable out-of-pocket expenses actually incurred or paid by Ms. Carlise in the course of her employment, consistent with the Company’s policy. Ms. Carlise will be entitled to participate in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans, including perquisites, if any, as the Company provides to its senior employees. The 2021 Carlise Agreement may be terminated based on death or disability of the executive, for cause or without good reason, for cause or with good reason, and as a result of the change of control of the Company. The 2021 Carlise Agreement also contains certain provisions that are customary for agreements of this nature, including, without limitation, non-competition and non-solicitation covenants, indemnification provisions, etc. On August 7, 2021, the 2021 Carlise Agreement was amended in order to, among other things, change Ms. Carlise’s title to “Chief Accounting Officer, Secretary and Treasurer.” On October 8, 2021, the 2021 Carlise Agreement was further amended in order to, among other things, extend the initial term of that agreement from one year to three years.

Potential Payments Upon Termination or Change-in-Control

As stated above, Mr. Seifert’s employment with the Company was terminated on June 22, 2021. Mr. Seifert was terminated for cause, and the Company’s position is that Mr. Seifert is not owed any additional consideration or compensation relating to his prior service with the Company, or arising under any employment agreement. Mr. Seifert asserts that the termination was not for cause and that he is owed all compensation payable under his employment agreement executed in June 2021.

17

In the event of a termination of Mr. Phipps or Ms. Carlise’s (the “Subject Employees”) employment as a result of his or her death or Total Disability (as defined in the respective employment agreement) the Subject Employee or his or her estate or beneficiaries, as applicable, will be entitled to the following severance benefits: (i) continued provision for a period of twelve (12) months following the Subject Employee’s death or Total Disability of benefits under the Company’s benefit plans extended by the Company to its senior employees; and (ii) payment on a pro-rated basis of any bonus or other payments earned prior to the date of termination in connection with any bonus plan to which the Subject Employee was a participant as of the date of death or Total Disability.

In the event of a termination of a Subject Employee’s employment due to the expiration of the term of the respective employment agreement, and where the Company offered to renew the term of employment and the Subject Employee chooses not to continue in the employ of the Company, the Subject Employee will not be entitled to any severance benefits.

Upon termination of employment by the Subject Employee for “good reason” or if the Company tenders a non-renewal notice to the Subject Employee without “Cause”, then the Subject Employee will be entitled to the following severance benefits: (i) a cash payment, based on the current scale of the Subject Employee’s base salary, equal to six months of base salary; (ii) continued provision for a period of twelve (12) months after the date of termination of the benefits under the Company’s benefit plans extended by the Company to its senior employees; (iii) payment on a pro-rated basis of any bonus or other payments earned in connection with any bonus plan to which the Subject Employee was a participant as of the date of the Subject Employee’s termination of employment; and (iv) any options or restricted stock will be immediately vested upon termination of Subject Employee’s employment.

Upon termination of the Subject Employee’s employment at the Subject Employee’s option (without good reason) or by the Company for “Cause,” then the Subject Employee will be entitled to the following benefits: (i) continued provision, for a period of one (1) month after the date of the Subject Employee’s termination of employment, of benefits under the Company’s benefit plans extended to the Employee at the time of termination and (ii) any conversion rights available under the Company’s benefit plans and as otherwise provided by law, including the Comprehensive Omnibus Budget Reconciliation Act.

Director Compensation

The table below summarizes all compensation of our directors for our last completed fiscal year.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards(1) ($)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
David Phipps (2)		(2)	-		(2)	-	-	-			(2)
Hector Delgado(3)	$20,000		-	$16,700		-	-	$1,000	(4)	$37,700

(1)	Amounts shown in the “Option Awards” column reflect the aggregate grant date fair value calculated in accordance with FASB ASC 718 for the respective fiscal year with respect to stock options granted to our directors. Amounts reflect our accounting for these option grants and do not necessarily correspond to the actual values that may be realized by our directors. The grant date fair values of these option grants were calculated at the grant date using the Black-Scholes option pricing model. The assumptions used for the valuations are set forth in Note 13 – Stockholders’ Equity in the Notes included in the Annual Report. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions. See the “Outstanding Equity Awards at Fiscal Year-End” table in this proxy statement and related notes for information with respect to stock options granted prior to fiscal 2019.

(2)	Mr. Phipp’s compensation is set forth in Summary Compensation Table for named executive officers. Mr. Phipps holds a total of 301,667 options to acquire shares of our common stock. Of these options, 300,000 options have an exercise price of $1.25 per share and expire on 12/30/2030. The remaining 1,667 options have an average exercise price of $114 per share and expire at various dates in the future.

(3)	Mr. Delgado holds a total 11,129 option to acquire shares of our common stock. Of these options, 10,000 options have an exercise price of $1.25 per share and expire on 12/30/2030. The remaining 1,129 options have an average exercise price of $37.37 per share and expire at various dates in the future.

(4)	Amount shown represents the value determined by the Board at the time of grant for an award of 1,000 shares of restricted common stock on August 21, 2020.

18

2021 Director Compensation

On June 2, 2021, our Board approved the following director compensation packages for 2021:

Director	2021 Annual Compensation
John E. Miller	$48,000
Louis Cusimano	$48,000
Hector Delgado	$48,000
Kendall W. Carpenter	$72,000

2022 Director Compensation

On November 18, 2021, our Board, on the recommendation of the Compensation Committee, approved the director compensation packages for the 2022 fiscal year. The 2022 director compensation packages consists of a cash retainer of $48,000 for each non-employee Director, plus an equity award of 20,000 shares of restricted stock to each non-employee Director (“2022 Equity Awards”). Half of each 2022 Equity Award will be issued and vest on day of grant and the remaining half of the 2022 Equity Awards will be issued and vest on the first anniversary of the grant date.

RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

As of September 30, 2021, the related party payable for accrued salary due to David Phipps is $17,227, accrued salary and expenses due to Charles M. Fernandez $37,237, accrued salary, and expenses due to Sarwar Uddin, Theresa Carlise and Paul Thomson are $3,771, $3,740 and $5,298, respectively. Total related party payments due as of September 30, 2021, and December 31, 2020, are $67,273 and $102,060, respectively. These related party payables were non-interest bearing and have been repaid in full.

The Company’s UK subsidiary, GTC has an over-advance line of credit with HSBC, for working capital needs. The over-advance limit is £25,000 or $34,163 at an exchange rate of 1.3665, with interest at 5.50% over Bank of England’s base rate or current rate of 6.25% variable. The advance is guaranteed by Mr. Phipps, the Company’s President and the Chief Executive Officer of Global Operations and former Chief Executive Officer. The Company has an American Express account for Orbital Satcom Corp. and an American Express account for GTC, both in the name of Mr. Phipps who personally guarantees the balance owed.

As there were no standing committees of the Board at the end of 2020, the Board at large was responsible for reviewing and approving in advance any related party transaction. Upon establishing the Audit Committee in March 2021, the Audit Committee was responsible for reviewing, approving and overseeing transactions between the Company and any related person. This will cover, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or will be a participant to, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

DELINQUENT SECTION 16(A) REPORTS

Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Exchange Act, and written representations from the Section 16 officers and directors that no other reports were required, the Company reports that we believe all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock or similar reportable transactions which took place during the 2020 fiscal year were timely filed with the SEC, other than the inadvertent late filing of one Form 4 for Mr. Phipps reporting two transactions, one Form 4 for Mr. Delgado reporting three transactions, and one Form 4 for Ms. Carlise reporting three transactions.

19

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members: Kendall W. Carpenter, Louis Cusimano, Hector Delgado, Douglas S. Ellenoff, Charles M. Fernandez, John E. Miller and David Phipps. The Nominating and Nominating Committee nominated and the Board approved and recommended all of the current members of our Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders, or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the seven nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the Annual Meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

The Board unanimously recommends that stockholders vote “FOR” each of the seven nominees for election to our Board of Directors.

20

PROPOSAL 2: TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected RBSM LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of RBSM LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Aggregate fees for professional services rendered by RBSM LLP for their services for the fiscal years ended December 31, 2020 and 2019, respectively, were as follows:

	2020	2019
Audit Fees	$82,000	$89,000
Audit-Related Fees	-	-
Tax Fees	3,700	3,200
All Other Fees	-	7,500
Totals	$85,700	$99,700

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories. All other fees in 2019 reflect fees for review of the Company’s registration statement on Form S-1 and amendments thereto.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

21

AUDIT COMMITTEE REPORT

The Audit Committee was established on March 27, 2021. The Board did not have a stand-alone Audit Committee prior to March 27, 2021. Immediately prior to the establishment of the Audit Committee and the appointment additional directors on March 27, 2021, the full Board consisted of Messrs. Phipps and Delgado, who performed the functions of the Audit Committee and who are referred to herein as the “FY2020 Board.”

Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. RBSM LLP the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

The FY2020 Board reviewed and discussed with management and RBSM LLP the Company’s audited financial statements. The FY2020 Board discussed with RBSM LLP the overall scope and plans of their audit. The FY2020 Board met with RBSM LLP, with and without management (other than members of the FY2020 Board) present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2020, the FY2020 Board (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2020, and for the year then ended; (ii) discussed with RBSM LLP the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from RBSM LLP required by applicable requirements of the PCAOB regarding RBSM LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with RBSM LLP their independence.

Based on the review and discussions described above, the FY2020 Board included the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Kendall Carpenter
General Miller
Hector Delgado

FY2020 BOARD

Hector Delgado
David Phipps

22

PROPOSAL 3: TO APPROVE THE AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN AND AWARDS PREVIOUSLY GRANTED UNDER THE 2020 EQUITY INCENTIVE PLAN

On August 21, 2020, the Company’s Board of Directors approved and adopted the Company’s 2020 Equity Incentive Plan (the “2020 Plan”) in order to provide a means for the Company to continue to attract, motivate and retain management, key employees, directors and consultants. On December 31, 2020, the Company’s Board of Directors approved and adopted an amendment that increased the number of shares available for issuance under the 2020 Plan from 450,000 shares to 800,000 shares of the Company’s common stock. On August 10, 2021, the Company’s Board of Directors further amended the 2020 Plan and adopted and approved an Amended and Restated 2020 Equity Incentive Plan, which is attached hereto as Annex A (the “A&R 2020 Plan”), in order to, among other things: (i) revise the definition of “Consultant” (ii) establish that the A&R 2020 Plan is administered by the “Committee” (defined below), (iii) remove certain discretionary powers of the Board; (iv) clarify that the exercise price of stock options will be set at “Fair Market Value”; (v) remove the one-year shareholder approval requirements, (vi) remove all references to “Incentive Stock Options” or “ISOs” from the A&R 2020 Plan and clarify that ISOs are not issuable under the A&R 2020 Plan; (vii) make conforming revision to reflect the 1-for-5 reverse split that was effective on May 28, 2021; and (viii) make corrections and other conforming, minor or ministerial changes and revisions deemed necessary by the Company’s management be made.

All of our employees, officers, and directors, and consultants are eligible to be granted options, restricted stock awards, stock unit awards, or stock appreciate rights (each, an “Award”) under the A&R 2020 Plan. Awards may be made under the A&R 2020 Plan for up to 800,000 of our common shares.

The A&R 2020 Plan is a stock-based compensation plan that provides for discretionary grants of, among others, stock options, stock awards and stock unit awards to employees, directors and consultants of the Company. The purpose of the A&R 2020 Plan is to recognize contributions made to our company and its subsidiaries by such individuals and to provide them with additional incentive to achieve the objectives of our Company. The following is a summary of the A&R 2020 Plan and is qualified by the full text of the A&R 2020 Plan.

Administration. The A&R 2020 Plan is administered by the “Committee” which is defined in the A&R 2020 Plan as the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

Number of Shares of Common Stock. The number of shares of common stock that may be issued under the A&R 2020 Plan is 800,000. Shares issuable under the A&R 2020 Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the A&R 2020 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the A&R 2020 Plan. The number of common shares issuable under the A&R 2020 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the A&R 2020 Plan. No award granted under the A&R 2020 Plan may be transferred, except by will, the laws of descent and distribution.

Eligibility. All employees, directors, and consultants of the Company and its subsidiaries are eligible to receive awards under the A&R 2020 Plan. As of October 22, 2021, eighteen individuals are eligible to receive awards under the A&R 2020 Plan.

Awards to Participants. The Plan provides for discretionary awards of, among others, stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the A&R 2020 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the A&R 2020 Plan.

The maximum number of shares subject to Awards granted under the A&R 2020 Plan or otherwise during any one calendar year to any Director for service on the Board (other than to Mr. Phipps and the Company’s CEO and President, if serving on the Board, to whom no annual limit is applicable), taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $100,000 in total value (calculating the value of any such Awards based on the grant date fair value or such value as determined by the Board, at its discretion, of such Awards for financial reporting purposes).

23

Stock Options. The Committee has the discretion to grant non-qualified stock options (but not incentive stock options) to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options.

The maximum number of shares as to which an employee (other than to the Company’s CEO and President to whom no annual limit is applicable) may receive Stock Options and Stock Appreciation Rights in any calendar year is 40,000, except that the maximum number of shares as to which an employee (other than the Company’s CEO and President to whom no annual limit is applicable) may receive Stock Options and Stock Appreciation Rights in the calendar year in which such employee begins employment with the Company or its Subsidiaries is 10,000 or as specified in the employee’s employment agreement.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of common shares granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any performance-based stock award will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock awards until the restrictions on the stock award lapse. The maximum number of shares that may be used for Stock Awards and/or Stock Unit Awards that may be granted to any employee (other than to Mr. Phipps and the Company’s CEO and President to whom no annual limit is applicable) in any calendar year is 40,000 or, in the event the award is settled in cash, an amount equal to the fair market value of such number of shares on the date on which the award is settled.

Stock Unit Awards. The Committee may, in its discretion, grant stock unit awards to any participant. Each stock unit subject to the Award shall entitle the participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the stock unit award agreement, a share or cash equal to the fair market value of a share on the date of such event as provided in the stock unit award agreement

Stock Appreciation Rights or SAR. The Committee may grant SARs to participants. Upon exercise, an SAR entitles the participant to receive from the Company the number of shares having an aggregate fair market value equal to the excess of the fair market value of one share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares it would otherwise be obligated to deliver in an amount equal to the fair market value of such shares on the date of exercise. Cash shall be delivered in lieu of any fractional shares. The terms and conditions of any such Award shall be determined at the time of grant.

The maximum number of shares subject to Stock Options or SARs, granted under the A&R 2020 Plan or otherwise during any one calendar year to any Consultant for services, taken together with any cash fees paid by the Company to such Consultant during such calendar year for services, will not exceed $100,000 in total value.

Payment of Stock Option Exercise Price. The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price: (i) in cash; (ii) in cash received from a broker-dealer to whom the participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the Shares subject to the Stock Option to pay the exercise price; (iii) by directing the Company to withhold such number of Shares otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value, or such value as determined by the Board, at its discretion, equal to the exercise price; or (iv) by delivering previously acquired Shares that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price, except as otherwise may be determined by the Board in the exercise of its discretion.

Payment of Taxes. The Committee in its sole discretion may make available one or more of the following alternatives for the payment of payment of required tax obligation associated with an award: (i) in cash; (ii) in cash received from a broker-dealer to whom the participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes; (iii) by directing the Company to withhold such number of shares otherwise issuable in connection with the Award having an aggregate fair market value equal to the minimum amount of tax required to be withheld; (iv) by delivering previously acquired shares of the Company that are acceptable to the Board that have an aggregate fair market value equal to the amount required to be withheld; or (v) by certifying to ownership by attestation of such previously acquired shares.

24

Amendment of Award Agreements; Amendment and Termination of the A&R 2020 Plan; Term of the A&R 2020 Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule. The Board may terminate, suspend or amend the A&R 2020 Plan, in whole or in part, from time to time, without the approval of the shareholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed. Notwithstanding the foregoing, neither the A&R 2020 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or cancelling a stock option in exchange for cash, other stock options with a lower exercise price or other stock awards. No awards may be granted under the A&R 2020 Plan on or after the tenth anniversary of the effective date of the A&R 2020 Plan.

New Plan Benefits

The following table shows the grants of Awards that have been made under 2020 Plan and that and that are being submitted to stockholders for approval:

2020 Equity Incentive Plan
Name and Position	Dollar Value($)(1)	Number of Units Awarded(1)	Number of Units to Be Awarded(2)
Charles M. Fernandez Executive Chairman and Chief Executive Officer	-	-	101,000	(2)
David Phipps Director and President of Orbsat. Chief Executive Officer of Global Operations	-	380,000	-
Hector Delgado Director	-	14,200	-
Theresa Carlise Chief Accounting Officer, Treasurer and Secretary	-	14,200	-
Executive Group	-	394,200	-
Non-Executive Director Group	-	14,200	-
Non-Executive Officer Employee Group	-	92,000	-
Consultants	-	148,000	-

(1) Awards were in the form of stock options. “Number of Units” represents the number of shares underlying the options. The weighted average exercise price of the options is $1.28 per option.

(2) Award will be in the form of restricted stock and will be fully vested on award date.

Vote Required and Recommendation of the Board of Directors

The approval of the Amended and Restated 2020 Equity Incentive Plan and awards previously granted under the 2020 Equity Incentive Plan require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval of the Company’s Amended and Restated 2020 Equity Incentive Plan and awards previously granted under the 2020 Equity Incentive Plan.

25

PROPOSAL 4: TO APPROVE THE 2021 INCENTIVE AWARD PLAN.

On August 10, 2021, the Company’s Board of Directors approved and adopted the Orbsat Corp 2021 Incentive Award Plan (“2021 Incentive Award Plan”), subject to stockholder approval.

Purpose of the 2021 Incentive Award Plan

The purpose of the 2021 Incentive Award Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company and its subsidiaries by providing these individuals with equity ownership opportunities. We believe that the 2021 Incentive Award Plan enhances such employees’ sense of participation in performance, aligns their interests with those of stockholders, and is a necessary and powerful incentive and retention tool that benefits stockholders. Accordingly, our Board of Directors believes that approval of the 2021 Incentive Award Plan is in the best interests of Orbsat and the Board recommends that stockholders vote for approval of the 2021 Incentive Award Plan.

Summary of the 2021 Incentive Award Plan

This section summarizes certain principal features of the 2021 Incentive Award Plan. The summary is qualified in its entirety by reference to the complete text of the 2021 Incentive Award Plan, which is attached hereto as Annex B.

Shares Available

The number of shares initially available for issuance under awards granted pursuant to the 2021 Incentive Award Plan will be 768,819 shares of Orbsat common stock. The number of shares initially available for issuance will be increased on January 1 of each calendar year beginning in 2022 and ending in 2031, by an amount equal to the lesser (A) an amount such that the resulting sum (the new “Overall Share Limit”) is equal to 12% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares of Common Stock as is determined by the Board. Shares issued under the 2021 Incentive Award Plan may be authorized but unissued shares, shares purchased in the open market or treasury shares.

If an award under the 2021 Incentive Award Plan expires, lapses or is terminated, exchanged for cash, surrendered to an exchange program, repurchased, cancelled without having been fully exercised or forfeited, any shares subject to such award will, as applicable, become or again be available for new grants under the 2021 Incentive Award Plan.

Administration

The 2021 Incentive Award Plan is generally administered by the Board, which may delegate its duties and responsibilities to committees of Board and or officers of the Company (referred to collectively as the “plan administrator”). The plan administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2021 Incentive Award Plan, subject to its express terms and conditions. The plan administrator will also set the terms and conditions of all awards under the 2021 Incentive Award Plan, including any vesting and vesting acceleration conditions. The plan administrator may also institute and determine the terms and conditions of an “exchange program,” which could provide for the surrender or cancellation, transfer, or reduction or increase of exercise price, of outstanding awards, subject to the limitations provided for in the Incentive Award Plan.

Awards

The 2021 Incentive Award Plan provides for the grant of stock options, including incentive stock options, or ISOs, and nonqualified stock options, or NSOs; restricted stock; dividend equivalents; restricted stock units, or RSUs; stock appreciation rights, or SARs; and other stock or cash-based awards. Certain awards under the 2021 Incentive Award Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Internal Revenue Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2021 Incentive Award Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations.

Other Stock or Cash Based Awards may be granted to participants, including Awards entitling participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the 2021 Incentive Award Plan. The plan administrator will determine the terms and conditions of other stock or cash-based awards.

26

Performance awards include any of the foregoing awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals or other criteria the plan administrator may determine, which may or may not be objectively determinable. Performance criteria upon which performance goals are established by the plan administrator.

Provisions of the 2021 Incentive Award Plan Relating to Director Compensation

The 2021 Incentive Award Plan provides that the plan administrator may establish compensation for non-employee directors from time to time subject to the 2021 Incentive Award Plan’s limitations. The plan administrator may establish the terms, conditions and amounts of all such non-employee director compensation in its discretion and in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time.

Certain Transactions

In connection with certain transactions and events affecting Orbsat Common Stock, including a change in control, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the 2021 Incentive Award Plan to prevent the dilution or enlargement of intended benefits, facilitate such transaction or event, or give effect to such change in applicable laws or accounting principles. This includes canceling awards in exchange for either an amount in cash or other property with a value equal to the amount that would have been obtained upon exercise or settlement of the vested portion of such award or realization of the participant’s rights under the vested portion of such award, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares available, replacing awards with other rights or property and/or terminating awards under the 2021 Incentive Award Plan.

For purposes of the 2021 Incentive Award Plan, a “change in control” means and includes each of the following:

●	a transaction or series of transactions whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than Orbsat or its subsidiaries or any employee benefit plan maintained by Orbsat or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, us) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Orbsat’s securities possessing more than 50% of the total combined voting power of Orbsat’s securities outstanding immediately after such acquisition; or

●	during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Orbsat Board together with any new directors (other than a director designated by a person who shall have entered into an agreement with Orbsat to effect a change in control transaction) whose election by the Orbsat Board or nomination for election by Orbsat’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

●	the consummation by Orbsat (whether directly or indirectly) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Orbsat’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

○	which results in Orbsat’s voting securities outstanding immediately before the transaction continuing to represent either by remaining outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of Orbsat’s assets or otherwise succeeds to Orbsat’s business, directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and

○	after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the successor entity; provided, however, that no person or group shall be treated as beneficially owning 50% or more of the combined voting power of the successor entity solely as a result of the voting power held in Orbsat prior to the consummation of the transaction.

Eligibility

All employees, directors, and consultants of the Company and its subsidiaries are eligible to receive awards under the 2021 Incentive Award Plan. As of October 22, 2021, eighteen individuals are eligible to receive awards under the 2021 Incentive Award Plan.

27

Foreign Participants, Claw-back Provisions, Transferability and Participant Payments

With respect to foreign participants, the plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above. All awards will be subject to the provisions of any claw-back policy that may be implemented by Orbsat to the extent set forth in such claw-back policy or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the 2021 Incentive Award Plan are generally non-transferable prior to vesting and are exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the 2021 Incentive Award Plan and exercise price obligations arising in connection with the exercise of stock options under the 2021 Incentive Award Plan, the plan administrator may, in its discretion, accept cash, wire transfer, or check, shares of Orbsat Common Stock that meet specified conditions (a market sell order) or such other consideration as it deems suitable or any combination of the foregoing.

Plan Amendment and Termination

The Orbsat Board may amend or terminate the 2021 Incentive Award Plan at any time; however, except in connection with certain changes in Orbsat’s capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the 2021 Incentive Award Plan. The plan administrator will have the authority, without the approval of Orbsat’s stockholders, to amend any outstanding option or SAR to reduce its exercise or base price per share. No award may be granted pursuant to the 2021 Incentive Award Plan after the earlier of (i) the tenth anniversary of the date on which the Orbsat Board adopts the 2021 Incentive Award Plan and (ii) the earliest date as of which all awards granted under the 2021 Incentive Award Plan have been satisfied in full or terminated and no shares approved for insurance under the 2021 Incentive Award Plan remain available to be granted under new awards.

Securities Laws

The 2021 Incentive Award Plan is intended to conform to all provisions of the Securities Act, the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Exchange Act Rule 16b-3. The 2021 Incentive Award Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences

The material federal income tax consequences of the 2021 Incentive Award Plan under current federal income tax law are summarized in the following discussion, which deals with the general U.S. federal income tax principles applicable to the 2021 Incentive Award Plan. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

Stock options and SARs. A 2021 Incentive Award Plan participant generally will not recognize taxable income and Orbsat generally will not be entitled to a tax deduction upon the grant of a stock option or SAR. The tax consequences of exercising a stock option and the subsequent disposition of the shares received upon exercise will depend upon whether the option qualifies as an ISO or an NSO. Upon exercising an NSO when the fair market value of Orbsat Common Stock is higher than the exercise price of the option, a 2021 Incentive Award Plan participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and Orbsat (or its subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Upon exercising an ISO, a 2021 Incentive Award Plan participant generally will not recognize taxable income, and Orbsat will not be entitled to a tax deduction for compensation expense. However, upon exercise, the amount by which the fair market value of the shares purchased exceeds the purchase price will be an item of adjustment for alternative minimum tax purposes. The participant will recognize taxable income upon a sale or other taxable disposition of the option shares. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition generally occurs if the sale or other disposition is made more than two-years after the date the option was granted and more than one-year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

28

Upon a qualifying disposition of ISO shares, the participant will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the shares over their purchase price. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or, if less, the price at which the shares are sold) over their purchase price will be taxable as ordinary income to the participant. If there is a disqualifying disposition in the same year of exercise, it eliminates the item of adjustment for alternative minimum tax purposes. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the participant.

Orbsat will not be entitled to any tax deduction if the participant makes a qualifying disposition of ISO shares. If the participant makes a disqualifying disposition of the shares, Orbsat should be entitled to a tax deduction for compensation expense in the amount of the ordinary income recognized by the participant.

Upon exercising or settling a SAR, a 2021 Incentive Award Plan participant will recognize taxable income at ordinary income tax rates, and Orbsat should be entitled to a corresponding tax deduction for compensation expense, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Restricted stock and RSUs. A 2021 Incentive Award Plan participant generally will not recognize taxable income at ordinary income tax rates and Orbsat generally will not be entitled to a tax deduction upon the grant of restricted stock or RSUs. Upon the termination of restrictions on restricted stock or the payment of RSUs, the participant will recognize taxable income at ordinary income tax rates, and Orbsat should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares. However, a 2021 Incentive Award Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a risk of forfeiture (as defined in Section 83 of the Internal Revenue Code) may make an election under Section 83(b) of the Internal Revenue Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for the shares. Orbsat will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and Orbsat will not be entitled to any additional tax deduction.

Other stock or cash-based awards. A 2021 Incentive Award Plan participant will not recognize taxable income and Orbsat will not be entitled to a tax deduction upon the grant of other stock or cash-based awards until cash or shares are paid or distributed to the participant. At that time, any cash payments or the fair market value of shares that the participant receives will be taxable to the participant at ordinary income tax rates and Orbsat should be entitled to a corresponding tax deduction for compensation expense. Payments in shares will be valued at the fair market value of the shares at the time of the payment. Upon the subsequent disposition of the shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Limitation on the Employer’s Compensation Deduction

Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

Excess Parachute Payments

Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the 2021 Incentive Award Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

29

Application of Section 409A of the Code

Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and RSU programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the 2021 Incentive Award Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the 2021 Incentive Award Plan are not exempt from coverage. However, if the 2021 Incentive Award Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

State, local and foreign tax consequences may in some cases differ from the United States federal income tax consequences described above. The foregoing summary of the United States federal income tax consequences in respect of the 2021 Incentive Award Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The 2021 Incentive Award Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

New Plan Benefits

The following table shows the grants that will be made from the 2021 Incentive Award Plan, if it is approved by stockholders:

2021 Incentive Award Plan
Name and Position	Dollar Value($)(1)	Number of Units
Charles M. Fernandez Executive Chairman and Chief Executive Officer	Not currently determinable	350,000	(2)
David Phipps Director and President of Orbsat. Chief Executive Officer of Global Operations	Not currently determinable	275,000	(3)
Hector Delgado Director	Not currently determinable	20,000	(4)
Kendall Carpenter Director	Not currently determinable	20,000	(4)
John Miller Director	Not currently determinable	20,000	(4)
Louis Cusimano Director	Not currently determinable	20,000	(4)
Paul R. Thomson Executive Vice President and Chief Financial Officer	Not currently determinable	20,000	(5)
Theresa Carlise Chief Accounting Officer, Treasurer and Secretary	Not currently determinable	30,000	(5)
Executive Group	Not currently determinable	755,000
Non-Executive Director Group	Not currently determinable	80,000
Non-Executive Officer Employee Group	-	-

(1) Grants under the 2021 Incentive Award Plan will be made at the discretion of the plan administrator and, except as set forth above are not currently determinable. The value of the awards granted under the 2021 Incentive Award Plan will depend on a number of factors, including the fair market value of the common stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved.

(2) The award represents 275,000 shares of restricted stock and 75,000 options to purchase shares of common stock for total units of 350,000, half of which will be fully vested upon the effective date of grant and half will vest on the first anniversary of the respective grant date.

(3) It is currently anticipated that these awards will take the form of restricted stock, half of which will be fully vested upon the effective date of grant and half of which will vest on the first anniversary of the respective grant date.

(4) The award is fully vested upon the effective date of grant.

(5) The half of the award is fully vested upon the effective date of grant and half will vest on the first anniversary of the respective grant date.

30

Securities Authorized for Issuance Under Equity Compensation Plans

	Equity Compensation Plan Information As of December 31, 2020
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders
●2018 Incentive Plan	3,083	$36.49	1,333
●Not issued under an equity compensation plan	3,809	$142.38	-
●2020 Equity Incentive Plan(1)	542,200	$1.23	101,600
Total	549,092	-	102,933

(1) The 2020 Equity Incentive Plan and the awards made thereunder are being presented to the Company’s Stockholders for approval at the Annual Meeting.

Vote Required and Recommendation of the Board of Directors

The approval of the 2021 Incentive Award Plan requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval of the Company’s 2021 Incentive Award Plan.

31

PROPOSAL 5: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

This Annual Meeting will be the first time we present our stockholders with a “say-on-pay” proposal.

Our executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success. As described in the section entitled “Execution Compensation”, our executive compensation program contains elements of cash and equity-based compensation. The base salaries paid to our executive officers, including our CEO and CFO, are based on the employment agreements (as later amended) we entered into with each of them. We believe our program is designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2021 Annual Meeting pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and any other related disclosure, is hereby APPROVED.

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Board Recommendation

The approval of this proposal requires the affirmative vote of at least a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval, on an advisory basis, of the resolution approving the compensation of the Company’s named executive officers.

32

PROPOSAL 6: ADVISORY VOTE ON THE FREQUENCY OF FUTURE NAMED EXECUTIVE OFFICER
COMPENSATION ADVISORY VOTES

In Proposal 5 above, we are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this proposal, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future “say-on-pay” votes. Stockholders may vote for a frequency of every one, two, or three-years, or may abstain from voting. This proposal, which is often referred to as a “say-on-frequency” proposal, also is required by the Dodd-Frank Act. This Annual Meeting will be the first time we present our stockholders with a “say-on-frequency” proposal.

Because this proposal calls for a non-binding advisory vote, our Board and the Compensation Committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our stockholders (though no less frequently than once every three-years). However, our Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. In the future, we will provide a “say-on-frequency” vote at least once every six years as required by the Dodd-Frank Act.

The Board believes that a say-on-pay vote should be conducted every year so that stockholders may annually express their views on the Company’s executive compensation program. The Compensation Committee, which administers the Company’s executive compensation program, values the opinions expressed by stockholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive officer compensation.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the stockholders advise the Company to hold a stockholder advisory vote on the approval of the compensation of the Company’s named executive officers every:

●	1 year,
●	2 years, or
●	3 years.

Vote Required and Board Recommendation

You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. The alternative (every “1 Year”, “2 Years” or “3 Years”) receiving the highest number of votes cast in person or by proxy will be considered the frequency recommended by our stockholders. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that stockholders vote “FOR” “ONE YEAR” as the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

33

PROPOSAL 7: APPROVAL OF A CERTIFICATE OF AMENDMENT TO OUR ARTICLES OF
INCORPORATION CHANGING OUR NAME TO NEXTPLAT CORP

Our Board has approved, subject to stockholder approval, a certificate of amendment to our Articles of Incorporation changing the name of the Company from “Orbsat Corp” to “NextPlat Corp”. We believe that the name “Orbsat Corp” no longer reflects our long-term strategic plan and that the name “NextPlat Corp” more accurately characterizes our planned initiatives and would serve as a more recognizable brand for the Company. Our satellite services business will continue to operate as two wholly-owned subsidiaries, Orbital Satcom Corp. and Global Telesat Communications Ltd., of NextPlat Corp. NextPlat Corp will pursue a range of eCommerce business investment opportunities, including collectibles, both physical and virtual, including the sourcing, manufacturing, printing, minting, marketing and distribution thereof.

Accordingly, our stockholders are being asked to approve an amendment to our Articles of Incorporation in the form attached to this proxy statement as Annex C (the “Certificate of Amendment”), which will effect a change in our name from “Orbsat Corp” to “NextPlat Corp” by restating Article I of our Articles of Incorporation (the “Name Change”) to read as follows:

“The name of the corporation is NextPlat Corp (the “Corporation”).”

If this proposal (the Name Change) is approved by our stockholders at the Annual Meeting, we intend to file the Certificate of Amendment, which contains the text of the amendment to Article I stated above, with the Secretary of State of the State of Nevada as soon as practicable following the Annual Meeting. Notwithstanding the foregoing, the Board reserves the right to abandon the Name Change without further action by our stockholders at any time before the filing of the Certificate of Amendment, even if the Name Change has been authorized by our stockholders at the Annual Meeting, and by voting in favor of this proposal (the Name Change) you are expressly also authorizing the Board to determine not to proceed with the Name Change if it should so decide.

In addition, by voting in favor of this proposal, and if Proposal 3 and/or Proposal 4 are also approved, you are expressly also authorizing the Board to amend the 2020 Plan and the 2021 Incentive Award Plan to reflect the Company’s new name in the 2020 Plan and the 2021 Incentive Award Plan, as applicable.

Following the effective date of a new corporate name, our ticker symbol will change to a yet to be determined symbol and the CUSIP number assigned to our common stock will also change. Stockholders will not experience any change in their rights as a stockholder as a result of this amendment to our Articles of Incorporation. Stockholders will not be required to submit their stock certificates for exchange as a result of this proposed name change. Following the effective date of the name change, all new stock certificates issued by us will use our new name.

Vote Required and Board Recommendation

The approval of Proposal 7 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote (i.e., holding at least a majority of the voting power of all outstanding shares of common stock) at the Annual Meeting. Abstentions and broker non-votes will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the approval of the Certificate of Amendment to our Amended and Restated Articles of Incorporation changing our name to NextPlat Corp.

34

PROPOSAL 8: AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 3, Proposal 4 or Proposal 7, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 3, Proposal 4 or Proposal 7. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 3, Proposal 4 or Proposal 7, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 8 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, Proposal 4 or Proposal 7.

35

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2020 (the Annual Report) are available online at www.orbsat.vote.

A copy of our 2020 Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to Orbsat Corp, 18851 N.E. 29th Ave., Suite 700, Aventura, FL, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Orbsat Corp, 18851 N.E. 29th Ave., Suite 700, Aventura, FL, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

36

STOCKHOLDER PROPOSALS AND SUBMISSIONS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2022 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than the close of business on July 22, 2022, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted to our executive offices located at 18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180, Attn: Secretary.

In order for proposals of stockholders made outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address before the close of business on October 5, 2022.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors ORBSAT CORP

/s/ Charles M. Fernandez
Charles M. Fernandez
Executive Chairman of the Board

Aventura, Florida

November 19, 2021

37

ANNEX A

Orbsat Corp

Amended and Restated 2020 Equity Incentive Plan

Section 1. Establishment and Purpose.

1.1 The purpose of the Plan is to attract and retain outstanding individuals as Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Employees, Directors and Consultants, and to provide such Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award, a Stock Unit Award or an SAR.

2.2 “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Award Agreement or SAR Agreement evidencing an Award granted under the Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” has the meaning set forth in Section 9.2 of the Plan.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time

2.6 “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.7 “Company” means Orbsat Corp, a Nevada corporation.

2.8 “Consultant” means any person, including an advisor, who is engaged by the Company or a Subsidiary to render consulting or advisory services and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.

2.9 “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.10 “Effective Date” means August 21, 2020.

2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.12 “Fair Market Value” means as of any date, the closing price of a Share on the national securities exchange on which the Shares are listed, or, if the Shares are not listed on a national securities exchange, the over-the-counter market on which the Shares trades, or, if the Shares is not listed on a national securities exchange or an over-the-counter market, as determined by the Board as of such date in accordance with the requirements of Code Section 422 or 409A, as applicable, or, if no trading occurred on such date, as of the trading day immediately preceding such date.

A-1

2.13 “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.14 “Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3. A Employee may also include a person who is granted an Award in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.15 “Family Member” unless otherwise defined by applicable tax laws, shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee of the Participant), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Participant) control the management of assets, and any other entity in which such persons (or the Participant) own more than fifty percent (50%) of the voting interests.

2.16 “Founder” means the Company’s founder David Phipps.

2.17 “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.18 “Participant” means an Employee, Director or Consultant selected to receive an Award or Option under the Plan.

2.19 “Plan” means this Amended and Restated 2020 Equity Incentive Plan.

2.20 “Shares” means shares of common stock of the Company.

2.21 “Stock Appreciation Right” or “SAR” means a grant of a right to receive Shares or cash under Section 8 of the Plan.

2.22 “Stock Award” means a grant of Shares under Section 6 of the Plan.

2.23 “Stock Option” means a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.24 “Stock Unit Award” means a grant of a right to receive Shares or cash under Section 7 of the Plan.

2.25 “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

2.26 “Termination of Service” means a termination of a Participant’s service with the Company or a Subsidiary, as applicable, for any reason, including, without limitation, disability or death. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A.

Section 3. Administration.

3.1 The Committee.

The Plan shall be administered by the Committee, which shall be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act, unless the Board otherwise determines.

A-2

3.2 Authority of the Committee.

(a) The Committee, in its sole discretion, shall determine the Employees, Directors and Consultants to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b) To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Shares are listed or traded, the Committee may delegate its authority to grant Awards to Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act.

(c) The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d) No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3 Award Agreements.

(a) Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (i) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (ii) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (iii) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

Section 4. Shares Subject to Plan.

4.1 Total Number of Shares.

(a) The total number of Shares that may be issued under the Plan shall be 800,000. Such Shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b) The number of Shares delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of Shares that may be issued under the Plan. Any Shares purchased by the Company with proceeds from a Stock Option exercise shall not again be available for issuance pursuant to subsequent Awards, shall count against the aggregate number of Shares that may be issued under the Plan and shall not increase the number of shares available under the Plan.

A-3

(c) If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if Shares are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the Shares subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of Shares that may be issued under the Plan.

4.2 Shares Under Awards.

Of the Shares authorized for issuance under the Plan pursuant to Section 4.1:

(a) The maximum number of Shares as to which an Employee (other than the CEO and President to whom no annual limit is applicable) may receive Stock Options or SARs in any calendar year is 40,000, except that the maximum number of Shares as to which an Employee (other than the CEO and President to whom no annual limit is applicable) may receive Stock Options or SARs in the calendar year in which such Employee begins employment with the Company or its Subsidiaries is 10,000, or as specified in Employee’s employment agreement.

(b) The maximum number of Shares that may be subject to Stock Options is full amount of Shares authorized under Section 4.1.

(c) The maximum number of Shares that may be used for Stock Awards and/or Stock Unit Awards that may be granted to any Employee (other than the Founder, CEO and President to whom no annual limit is applicable) in any calendar year is 40,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of Shares on the date on which the Award is settled.

(d) The maximum number of Shares subject to Awards granted under the Plan or otherwise during any one calendar year to any Director for service on the Board (other than the Founder, CEO and President, if serving on the Board, to whom no annual limit is applicable), taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $100,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

(e) The maximum number of Shares subject to Stock Options or SARs, granted under the Plan or otherwise during any one calendar year to any Consultant for services, taken together with any cash fees paid by the Company to such Consultant during such calendar year for services, will not exceed $100,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

The numbers of Shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3 Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or SARs or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Committee determines to be equitable under the circumstances.

A-4

Section 5. Grants of Stock Options.

5.1 Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants. Stock Options granted under the Plan shall be NSOs. The Committee may not grant ISOs under the Plan.

5.2 Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of Shares to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

5.3 Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a) The per Share exercise price of each Stock Option shall be the Fair Market Value of the Shares subject to the Stock Option on the date on which the Stock Option is granted, but such exercise price shall not be less than its par value.

(b) Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable.

(c) No dividends or dividend equivalents shall be paid with respect to any Shares subject to a Stock Option prior to the exercise of the Stock Option.

(d) Each Stock Option shall expire, and all rights to purchase Shares thereunder shall expire, on the tenth anniversary of the date the Stock Option was granted, unless an earlier expiration date is specified in the Award Agreement.

5.4 Reserved.

5.5 Exercise of Stock Options.

(a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of Shares with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b) The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the Shares subject to the Stock Option to pay the exercise price; (iii) by directing the Company to withhold such number of Shares otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price; or (iv) by delivering previously acquired Shares that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price, except as otherwise may be determined by the Committee in the exercise of its discretion.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

A-5

(c) Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 9, the following terms and conditions shall apply with respect to a Participant’s Termination of Service, as applicable:

(i) The Participant’s rights, if any, to exercise any vested Stock Option and/or SAR shall terminate ninety (90) days after the date of such Termination of Service, provided that if such termination is on account of the Participant’s death or disability (as defined under Code Section 422(c)(6)), one (1) year after the date of such Termination of Service; and

(ii) Upon such applicable date the Participant (or other legal representative) shall forfeit any rights or interests in or with respect to any such Award. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Participant has the right to exercise any vested NSO or SAR, which time period may not extend beyond the expiration date of the Award term.

Section 6. Stock Awards.

6.1 Grant.

The Committee may, in its discretion, (a) grant Shares under the Plan to any Participant without consideration from such Participant or (b) sell Shares under the Plan to any Participant for such amount of cash, Shares or other consideration as the Committee deems appropriate.

6.2 Stock Award Agreement.

Each Shares granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a) The Award Agreement shall specify whether the Shares are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b) The restrictions to which the Shares awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant.

(c) Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Shares shall thereupon be a shareholder of the Company with respect to such Shares and shall have the rights of a shareholder of the Company with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares; provided that any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Award Agreement. Any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

Section 7. Stock Unit Awards.

7.1 Grant.

The Committee may, in its discretion, grant Stock Unit Awards to any Participant. Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a Share or cash equal to the Fair Market Value of a Share on the date of such event as provided in the Stock Unit Award Agreement.

A-6

7.2 Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a) The Stock Unit Agreement shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b) The restrictions to which the Shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant.

(c) Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a shareholder of the Company, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in Shares; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in Shares or cash, the Participant shall be entitled to receive on each dividend or distribution payment date applicable to the Shares an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual Shares. Such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement. Such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

Section 8. SARs.

8.1 Grant.

The Committee may grant SARs to Participants. Upon exercise, an SAR entitles the Participant to receive from the Company the number of Shares having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one Share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of Shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the Shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such Shares on the date of exercise. Cash shall be delivered in lieu of any fractional Shares. The terms and conditions of any such Award shall be determined at the time of grant.

8.2 SAR Agreement.

(a) Each SAR shall be evidenced by a written SAR Agreement specifying the terms and conditions of the SAR as the Committee may determine, including the SAR exercise price, expiration date of the SAR, the number of Shares to which the SAR pertains, the form of settlement and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

(b) The per Share exercise price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.

(c) Each SAR shall expire and all rights thereunder shall cease on the date fixed by the Committee in the related SAR Agreement, which shall not be later than the ten years after the date of grant; provided however, if a Participant is unable to exercise an SAR because trading in the Shares is prohibited by law or the Company’s insider-trading policy, the SAR exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

A-7

(d) Each SAR shall become exercisable as provided in the related SAR Agreement; provided that notwithstanding any other Plan provision, the Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable.

(e) No dividends or dividend equivalents shall be paid with respect to any SAR prior to the exercise of the SAR.

(f) A person entitled to exercise an SAR may do so by delivery of a written notice in accordance with procedures established by the Committee specifying the number of Shares with respect to which the SAR is being exercised and any other information the Committee may prescribe. As soon as reasonably practicable after the exercise of an SAR, the Company shall (i) issue the total number of full Shares to which the Participant is entitled and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional Share, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the Shares it would otherwise be obligated to deliver.

Section 9. Change in Control.

9.1 Effect of a Change in Control.

(a) Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 9.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest level, as applicable, in order that Participants may realize the benefits thereunder.

(b) In addition to the Committee’s authority set forth in Section 3, upon such Change in Control of the Company, the Committee is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions without Participant consent: (i) provide for the purchase of any vested or unvested outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Shares covered thereby; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by or substituted for another form of Award issued by the surviving corporation after such Change in Control.

9.2 Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a) any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Shares) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

A-8

(c) the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (i) three Directors; or(ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d) there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 10. Payment of Taxes.

(a) In connection with any Award, and as a condition to the issuance or delivery of any Shares to the Participant in connection therewith, the Company shall require the Participant to pay the Company the minimum amount of federal, state, local or foreign taxes required to be withheld, and in the Company’s sole discretion, the Company may permit the Participant to pay the Company up to the maximum individual statutory rate of applicable withholding.

(b) The Company in its sole discretion may make available one or more of the following alternatives for the payment of such taxes: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the Shares subject to the Award to pay the withholding taxes; (iii) by directing the Company to withhold such number of Shares otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; (iv) by delivering previously acquired Shares of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or (v) by certifying to ownership by attestation of such previously acquired Shares.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 11. Section 409A.

Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Participant, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or award under the Plan.

A-9

Section 12. Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option or SAR for such time as the Committee in its sole discretion may deem necessary in order to permit the Company:

(a) to effect, amend or maintain any necessary registration of the Plan or the Shares issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b) to permit any action to be taken in order to (i) list such Shares on a stock exchange if Shares are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its Shares, including any rules or regulations of any stock exchange on which the Shares are listed; or

(c) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (b) (ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue Shares in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and shall comply with all requirements of Code Section 409A, and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any Shares as to which the Award shall lapse because of such postponement.

Section 13. Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Participant, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Participant only by such Participant or by the Participant’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Participant, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Participant shall continue to be subject to the withholding requirements provided for under Section 10.

Section 14. Delivery of Shares.

Shares issued pursuant to a Stock Award, the exercise of a Stock or SAR or the settlement of a Stock Unit Award shall be represented by share certificates or on a non-certificated basis, with the ownership of such Shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however, that upon the written request of the Participant, the Company shall issue, in the name of the Participant, share certificates representing such Shares. Notwithstanding the foregoing, Shares granted pursuant to a Stock Award shall be held by the Secretary of the Company until such time as the Shares are forfeited or settled.

A-10

Section 15. Termination or Amendment of Plan and Award Agreements.

15.1 Termination or Amendment of Plan.

(a) Except as described in Section 15.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the Shares are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the Shares are listed. Subject to the foregoing, the Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b) The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

15.2 Amendment of Award Agreements.

The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the Shares are listed.

15.3 No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs without shareholders’ approval. For this purpose, repricing includes (i) a reduction in the exercise price of the Stock Option or SARs or (ii) the cancellation of a Stock Option in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Options or SARs, other Awards or any other consideration provided by the Company, but does not include any adjustment described in Section 4.3.

Section 16. No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 17. Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the state of Nevada, without regard to the conflict of law provisions of any state.

Section 18. Effective Date and Term of Plan.

18.1 Effective Date.

The Plan shall be effective as of the Effective Date. The Plan is intended to supersede and replace any and all prior equity plans sponsored by the Company with respect to any authorized shares not made subject to any award under such plans prior to the effective date of this Plan. Any outstanding awards under prior plans shall continue to be subject to and governed by the terms of such plans.

18.2 Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the tenth anniversary of the adoption of this Plan.

A-11

ANNEX B

ORBSAT CORP
2021 INCENTIVE AWARD PLAN

ARTICLE I.
Purpose

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Article XI.

ARTICLE II.

Eligibility

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III.
Administration and Delegation

3.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award. The Administrator may institute and determine the terms and conditions of an Exchange Program.

3.2 Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

ARTICLE IV.
Stock Available for Awards

4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

4.2 Share Recycling. If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered to an Exchange Program, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.

B-1

4.3 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate in accordance with Applicable Laws. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

4.4 Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time.

ARTICLE V.
Stock Options and Stock Appreciation Rights

5.1 General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at such Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.

5.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Administrator, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.

5.3 Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, unless otherwise determined by the Administrator in accordance with Applicable Laws, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation unless the Company otherwise determines.

B-2

5.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

5.5 Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

(a) cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;

(b) if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

(c) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;

(d) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

(e) to the extent permitted by the Administrator, delivery of any other property that the Administrator determines is good and valuable consideration; or

(f) to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.

ARTICLE VI.
Restricted Stock; Restricted Stock Units

6.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

6.2 Restricted Stock.

(a) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

B-3

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

(c) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

6.3 Restricted Stock Units.

(a) Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

(c) Dividend Equivalents. If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement.

ARTICLE VII.
Other Stock or Cash Based Awards

7.1 Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

ARTICLE VIII.
Adjustments for Changes in Common Stock
and Certain Other Events

8.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

B-4

8.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; and/or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

8.3 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.

8.4 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.

B-5

ARTICLE IX.
General Provisions Applicable to Awards

9.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

9.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

9.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4 Termination of Service; Change in Status. The Administrator will determine, in its sole discretion, the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Cause and all questions of whether a particular leave of absence constitutes a Termination of Service or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

9.5 Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

B-6

9.6 Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6.

9.7 Conditions on Delivery of Stock . The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

9.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

9.9 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees if requested by the Company to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two-years from the grant date of the Option or (ii) one-year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

ARTICLE X.
Miscellaneous

10.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

10.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

B-7

10.3 Effective Date and Term of Plan. The Plan will become effective on the Effective Date and, unless earlier terminated by the Board, will remain in effect until the earlier of (i) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no Shares approved for issuance under the Plan remain available to be granted under new Awards or (ii) the tenth anniversary of the Effective Date, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan.

10.4 Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

10.6 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Termination of Service of a Participant. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” Termination of Service or like terms means a “separation from service.”

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

B-8

10.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

10.8 Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

10.9 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

10.10 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

10.11 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

10.12 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

B-9

10.13 Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award Agreement.

10.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

10.17 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

ARTICLE XI.
Definitions

As used in the Plan, the following words and phrases will have the following meanings:

11.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

11.2 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

11.3 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.

11.4 “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

11.5 “Board” means the Board of Directors of the Company.

B-10

11.6 “Cause” means (i) if a Participant is a party to a written employment, severance or consulting agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term “cause” is defined (a “Relevant Agreement”), “Cause” as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, (A) willful failure to substantially perform Participant’s duties (other than any such failure resulting from Participant’s incapacity due to physical or mental illness), after written notice of such performance has been given to Participant; (B) use of illegal drugs by Participant; (C) commission of a felony, a crime of moral turpitude or a misdemeanor involving fraud or dishonesty (for avoidance of doubt, a single driving while intoxicated (or other similar charge) shall not be considered a felony or crime of moral turpitude); (D) the perpetration of any act of fraud or material dishonesty against or affecting the Company, any of its affiliates, or any customer, agent or employee thereof; (E) material breach of fiduciary duty or material breach of Participant’s obligations under a written agreement between the Company and Participant, including without limitation, such a breach of this Agreement; (F) repeated insolent or abusive conduct in the workplace, including but not limited to, harassment of others of a racial or sexual nature after notice of such behavior; (G) taking any action which is intended to harm or disparage the Company, holdings, their affiliates, or their reputations, or which would reasonably be expected to lead to unwanted or unfavorable publicity to the Company or its affiliates; or (H) engaging in any act of material self-dealing without prior notice to and consent by the Board.

11.7 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50 % of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

B-11

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

11.8 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

11.9 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

11.10 “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

11.11 “Company” means ORBSAT CORP, a Nevada corporation, or any successor.

11.12 “Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

11.13 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

11.14 “Director” means a Board member.

11.15 “Disability” means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

11.16 “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

11.17 “Effective Date” means the date on which Board adopted the Plan, subject to approval of the Plan by the Company’s stockholders.

11.18 “Employee” means any employee of the Company or its Subsidiaries.

11.19 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

B-12

11.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

11.21 “Exchange Program” shall mean a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Holders would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

11.22 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) in any case the Administrator may determine the Fair Market Value in its discretion.

11.23 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

11.24 “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

11.25 “Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.

11.26 “Option” means an option to purchase Shares.

11.27 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

11.28 “Overall Share Limit” means the sum of (i) 768,819 Shares; and (ii) an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) an amount such that the resulting sum (the new “Overall Share Limit”) is equal to 12% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of Shares as is determined by the Board.

11.29 “Participant” means a Service Provider who has been granted an Award.

B-13

11.30 “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; marketing initiatives; and other measures of performance selected by the Board or Committee whether or not listed herein, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.

11.31 “Plan” means this 2021 Incentive Award Plan.

11.32 “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

11.33 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

11.34 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

11.35 “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

11.36 “Securities Act” means the Securities Act of 1933, as amended.

11.37 “Service Provider” means an Employee, Consultant or Director.

11.38 “Shares” means shares of Common Stock.

11.39 “Stock Appreciation Right” means a stock appreciation right granted under Article V.

11.40 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

11.41 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

11.42 “Termination of Service” means the date the Participant ceases to be a Service Provider.

* * * * *

B-14

ANNEX C

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: **Orbsat Corp** Entity or Nevada Business Identification Number (NVID): **E0038682014-4**
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____________ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____________
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____________ Jurisdiction of formation: ____________ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____________ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.
Page 1 of 2
Revised 1/1/2019

C-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ____________ Time: ____________ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) **Article I Name** **The name of the corporation is NextPlat Corp (the "Corporation").** (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________ Signature of Officer or Authorized Signer / ____________ Title X ____________ Signature of Officer or Authorized Signer / ____________ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised 1/1/2019

C-2

This proxy is solicited on behalf of the Board of Directors

ORBSAT CORP

VOTE BY INTERNET - www.orbsat.vote

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on December 15, 2021. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report on Form 10-K are available online at www.orbsat.vote

The undersigned hereby appoints David Phipps and Paul Thomson, the true and lawful proxies of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.0001 par value per share, of Orbsat Corp. (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 1:00 p.m., Eastern Time, on December 16, 2021, (the "Annual Meeting") to be held virtually by visiting www.orbsat.vote and following the online directions or by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR the Company's nominees in Proposal 1, FOR Proposals 2, 3, 4, 5, 7 and 8, and FOR "1 year" on Proposal 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4, 5, 7 and 8. On Proposal 6, the Board of Directors recommends 1 year.

CONTROL#

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors.
   Nominees:

Nominee	For	Withhold
1a.Kendall Carpenter	☐	☐
1b. Louis Cusimano	☐	☐
1c. Hector Delgado	☐	☐
1d. Douglas S. Ellenoff	☐	☐
1e. Charles M. Fernandez	☐	☐
1f. John Miller	☐	☐
1g. David Phipps	☐	☐

Note: To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date